Exhibit 2



                             STOCKHOLDERS AGREEMENT

         THIS STOCKHOLDERS AGREEMENT, dated as of May 8, 1998 (this "Agreement"), among Monsanto Company, a Delaware corporation ("Parent"), and the voting trustees, individually and in his or her capacity as such voting trustee (the "Voting Trustees"), and the registered holders of voting trust certificates, individually and in his or her capacity as such registered holder (the "Registered Holders"), under that certain Roberts Family Voting Trust Agreement, dated as of January 31, 1996 (the "Voting Trust Agreement"), relating to shares of Class A Common Stock ("Voting Common Stock") of DEKALB Genetics Corporation, a Delaware corporation (the "Company"),

                              W I T N E S S E T H:

         WHEREAS, concurrently with the execution and delivery of this Agreement by the parties hereto, the Company, Parent and Corn Acquisition Corporation, a Delaware corporation ("Sub"), are entering into an Agreement and Plan of Merger, dated as of the date hereof (the "Merger Agreement"), pursuant to which Parent has agreed to make or cause Sub to make a cash tender offer (the "Offer") for all outstanding shares of Voting Common Stock and Class B Common Stock of the Company (collectively, "Company Common Shares") at the Offer Price (as defined in the Merger Agreement), the completion of such tender offer to be followed by a merger of Sub with and into the Company (the "Merger");

         WHEREAS, Parent and Sub are entering into the Merger Agreement and pursuing the transactions contemplated thereby in reliance on the representations and warranties of the Voting Trustees and the Registered Holders contained herein;

         WHEREAS, the Voting Trustees possess record title to the shares of Voting Common Stock subject to the Voting Trust Agreement as set forth on
Schedule I attached hereto (the "Subject Shares") and are entitled, upon the written instruction of the Registered Holders, to vote in favor of the Merger Agreement and the transactions contemplated thereby, and to tender and sell to Parent pursuant to the Offer, all of the Subject Shares;

         WHEREAS, each Registered Holder set forth on Schedule II hereto is the holder of Trust Certificates, as defined in the Voting Trust Agreement, with respect to, and beneficially owns, the number of Subject Shares set forth opposite such Registered Holder's name on Schedule II; and

         WHEREAS, as a condition to the willingness of Parent to enter into the Merger Agreement, Parent has required that each Voting Trustee and each Registered Holder agree,


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

and in order to induce Parent to enter into the Merger Agreement, each Voting Trustee and each Registered Holder has agreed, to enter into this Agreement.

         NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

                                    ARTICLE I

                                VOTING OF SHARES

         SECTION 1.1 Instructions to Voting Trustees. Contemporaneously with the execution and delivery of this Agreement by the parties hereto, each Registered Holder has provided written instructions to the Voting Trustees in the form attached hereto as Exhibit A (the "Voting and Tendering Instructions") to (a) at any duly noticed meeting of the stockholders of the Company called to vote upon the Merger Agreement and the transactions contemplated thereby or at any adjournment thereof or in any other circumstances under which a vote, consent or approval (including by written consent) with respect to the Merger Agreement and the transactions contemplated thereby is sought, vote the Subject Shares set forth opposite such Registered Holder's name on Schedule II hereto in favor of the approval and adoption of the Merger Agreement and the transactions contemplated thereby, and (b) be present (in person or by proxy) at any duly noticed meeting of stockholders of the Company or any adjournment thereof or in any other circumstances under which the vote, consent or other approval of the stockholders of the Company is sought with respect to any Business Combination (as such term is defined in the Monsanto Agreement (as hereinafter defined)) other than the Merger, and vote (or cause to be voted) such Subject Shares against any such Business Combination, in either such case during the time this Agreement is in effect. Each Registered Holder agrees not to amend or modify or take any action that would nullify the Voting and Tendering Instructions, so long as this Agreement is in effect. Each Voting Trustee and each Registered Holder acknowledges and agrees that the instructions contained in the Voting and Tendering Instructions are sufficient to authorize the Voting Trustees to vote the Subject Shares in accordance with the terms thereof.

         SECTION 1.2 Voting Agreement. At any duly noticed meeting of stockholders of the Company called to vote upon the Merger Agreement and the transactions contemplated thereby or at any adjournment thereof or in any other circumstances upon which a vote, consent or other approval (including by written consent) with respect to the Merger Agreement and the transactions contemplated thereby is sought, the Voting Trustees shall vote (or cause to be voted) the Subject Shares in accordance with the Voting and Tendering Instructions. At any duly noticed meeting of stockholders of the Company or any adjournment thereof or in any other circumstances upon which the stockholders' vote, consent or other approval is sought, the Voting Trustees shall be present (in person or by proxy) and shall vote (or cause to be voted) the Subject Shares against: (a) any action, proposal or agreement that could reasonably be expected to result in a breach in any material respect of any covenant, representation or warranty or any other obligation of the Company under the Merger Agreement, or which could reasonably be expected to result in any of the conditions set forth in Article VIII or Exhibit A of the Merger Agreement not being fulfilled; (b) any Business Combination or any Takeover Proposal (as hereinafter defined), in either case other than the Merger, the Merger Agreement and the transactions contemplated thereby; and (c) (i) any other extraordinary corporate transaction other than the Merger, the Merger Agreement and the transactions contemplated thereby, such as a merger, consolidation, business combination, reorganization, recapitalization or liquidation involving the Company or any of its subsidiaries, or a sale or transfer of a material amount of the assets of the Company or any of its subsidiaries or (ii) any other proposal or transaction not covered by the foregoing which would in any manner impede, frustrate, prevent, delay or nullify the Merger, the Merger Agreement or the transactions contemplated thereby.

         SECTION 1.3  Irrevocable Proxy.

         (a) In furtherance of the transactions contemplated hereby, concurrently with the execution of this Agreement, the Voting Trustees shall execute and deliver to Parent a proxy in the form attached hereto as Exhibit B (the "Proxy"). THE PROXY IS IRREVOCABLE AND COUPLED WITH AN INTEREST.

         (b) Each Voting Trustee hereby revokes all other proxies and powers of attorney with respect to the Subject Shares which such Voting Trustee may have heretofore appointed or granted, and no subsequent proxy or power of attorney shall be given or written consent executed (and if given or executed, such proxy or power of attorney shall not be effective) by such Voting Trustee with respect thereto.

         SECTION 1.4 No Inconsistent Agreements. Each Voting Trustee hereby covenants and agrees that, except as contemplated by this Agreement and the Proxy, such Voting Trustee shall not enter into any agreement or arrangement or grant a proxy or power of attorney or other authorization with respect to the Subject Shares or take any other action, including, without limitation, by terminating the Voting Trust Agreement, that would in any way restrict, limit or interfere with the performance of any Voting Trustee's obligations hereunder or the consummation of the transactions contemplated by the Merger Agreement.

                                   ARTICLE II

                     TENDER OFFER; TENDER OF SUBJECT SHARES

         SECTION 2.1 Parent's Obligations Regarding the Offer. So long as this Agreement is in effect, Parent agrees: (a) that it shall not and that it shall cause Sub not to (i) reduce the number of Company Common Shares to be purchased in the Offer, (ii) reduce the Offer Price (as defined in the Merger Agreement),
(iii) impose any conditions to the Offer in addition to the Offer Conditions (as defined in the Merger Agreement) or modify the Offer Conditions (other than to waive any Offer Conditions to the extent not prohibited by the Merger Agreement), (iv) change the form of consideration payable in the Offer or (v) make any other change or modification in any of the terms of the Offer in any manner that is adverse to the holders of Company Common Shares; (b) that it shall and shall cause Sub to use its best efforts to cause the Offer Conditions to be satisfied no later than the Outside Date (as defined in the Merger Agreement); (c) that it shall extend the Offer until such date as the Offer Conditions have been satisfied or such later date as required by applicable law; and (d) that it shall accept and pay for or cause Sub to accept and pay for all of the Company Common Shares validly tendered and not withdrawn pursuant to the Offer as promptly as practicable after satisfaction of the Offer Conditions, subject to compliance with applicable law and subject to the right of Parent or Sub to extend the Offer for up to an aggregate of fifteen business days under the circumstances described in Section 1.1(a) of the Merger Agreement. Whether or not the Merger Agreement is terminated, Parent shall and shall cause Sub to comply with all covenants of Parent relating to the Offer as set forth in the Merger Agreement, so long as this Agreement remains in effect.

         SECTION 2.2 Instructions to Voting Trustees. Contemporaneously with the execution and delivery of this Agreement by the parties hereto, each Registered Holder has provided written instructions to the Voting Trustees in the form of the Voting and Tendering Instructions attached hereto as Exhibit A to tender as soon as practicable (and in any event not later than two business days prior to the first scheduled expiration date of the Offer) the Subject Shares set forth opposite such Registered Holders' name on Schedule II hereto pursuant to the Offer, and not to withdraw such tender of the Subject Shares so long as this Agreement is in effect. Each Registered Holder agrees not to amend or modify or take any action that would nullify the Voting and Tendering Instructions or in any way restrict, limit or interfere with the performance of such Registered Holder's obligations hereunder or the consummation of the transactions contemplated by the Merger Agreement, including without limitation by withdrawing any of the Subject Shares from the Voting Trust Agreement, in any such case as long as this Agreement is in effect.

         SECTION 2.3 Tendering of Subject Shares. As promptly as practicable after the execution and delivery of this Agreement by the parties hereto and in any event not later than two business days prior to the first scheduled expiration date of the Offer, the Voting Trustees shall tender the Subject Shares pursuant to the Offer by delivering to the depository for the Offer a fully executed letter of transmittal together with the certificates for the Subject Shares and any other documents that may be reasonably requested by Parent or such depository to give effect to the tender of the Subject Shares pursuant to the Offer, and the Voting Trustees further agree not to withdraw such tender of the Subject Shares so long as this Agreement is in effect. The Voting Trustees agree not to take any action inconsistent with the Voting and Tendering Instructions.



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

                                   ARTICLE III

                        RESTRICTIONS ON TRANSFER; CERTAIN

                              ADDITIONAL COVENANTS

         SECTION 3.1  Transfer of Title.

         (a) Each Voting Trustee and each Registered Holder covenants and agrees not to directly or indirectly sell, assign, pledge, hypothecate, transfer, exchange, convert (including, without limitation, converting any of the Subject Shares into shares of Class B Common Stock of the Company) or withdraw from the trust created by the Voting Trust Agreement (the "Voting Trust") or dispose of, including by tendering into any tender or exchange offer by any third party (collectively, "Transfer"), or enter into any contract, option or other arrangement with respect to the Transfer of, any of the Subject Shares or any interest therein (including, without limitation, any Trust Certificates with respect to such Subject Shares) or deposit any of the Subject Shares into a voting trust or enter into a voting trust agreement or arrangement with respect to the Subject Shares (it being acknowledged by the parties hereto that the Subject Shares are held subject to the Voting Trust Agreement, the Roberts Family Shareholder Agreement dated as of January 31, 1996, among the Registered Holders (the "Family Shareholder Agreement" and, together with the Voting Trust Agreement, the "Family Agreements") and the Monsanto Agreement), or to take any other action with respect to such Subject Shares or such Trust Certificates, or otherwise permit or authorize any of the foregoing actions, other than pursuant to the Offer, the Merger or this Agreement, without the prior written consent of Parent, so long as this Agreement is in effect.

         (b) Each Voting Trustee and each Registered Holder hereby agrees and consents to the entry of stop transfer instructions with the Company's transfer agent against the transfer of any Subject Shares, consistent with the terms of
Section 3.1(a). Each Voting Trustee further agrees that such Voting Trustee shall not permit any transfer of Trust Certificates to be recorded on the books maintained by the Voting Trustees for such purpose pursuant to the Voting Trust Agreement, except as expressly permitted by this Agreement.

         (c) Each Voting Trustee and each Registered Holder represents and warrants that the legend set forth in Section 3.3 of the Monsanto Agreement has been placed pursuant to such Section 3.3 on each of the certificates representing Subject Shares. Each Voting Trustee and each Registered Holder further agrees to use best efforts to place or cause to be placed on such certificates and the Trust Certificates any additional legends with respect to this Agreement and the transactions contemplated hereby as Parent may reasonably request in order to effectuate the terms hereof.

         (d) Douglas C. Roberts, Virginia R. Holt and John T. Roberts (collectively, the "Optionees") hold options to purchase the number of shares of Voting Common Stock set forth on Schedule III hereto. Without the prior written consent of Parent, none of the Optionees shall Transfer such options or enter into any contract or other arrangement to


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

transfer such options. Further, the Optionees shall, upon any exercise of such options, promptly deposit the shares of Voting Common Stock so purchased with the Voting Trustees under the Voting Trust Agreement and thereafter such shares shall be deemed Subject Shares for purposes of this Agreement.

         SECTION 3.2  Nonrecognition of Certain Transfers.

         (a) Any transfer, acquisition, withdrawal from the Voting Trust or conversion of Subject Shares or transfer of Trust Certificates in violation of this Agreement shall be null and void. Each Voting Trustee and Registered Holder agrees that any such transfer, acquisition withdrawal or conversion may and should be enjoined.

         (b) If any involuntary transfer of any of the Subject Shares shall occur (such as, but not limited to, a sale by a Registered Holder's trustee in bankruptcy, or a sale to a purchaser at any creditor's or court sale) the transferee (which term, as used herein, shall include any and all transferees and subsequent transferees of the initial transferee) shall take and hold such Subject Shares subject to all of the restrictions, liabilities and rights under this Agreement, which shall continue in full force and effect.

         SECTION 3.3 Existing Agreements. To the extent that this Agreement is inconsistent with any provision of the Family Agreements, the Registered Holders and the Voting Trustees agree that such provision of such Family Agreement or Family Agreements is hereby amended to the extent necessary so that each Registered Holder and Voting Trustee can and must fully perform its obligations under this Agreement. Each Registered Holder and each Voting Trustee agrees not to otherwise amend any of the Family Agreements during the term of this Agreement without the prior written consent of Parent. Without limiting the first sentence of this Section 3.3, each Voting Trustee and each Registered Holder agrees that the Offer is a tender offer meeting the requirements of the fourth paragraph of Section 7 of the Voting Trust Agreement and that, notwithstanding anything to the contrary therein, the Voting Trustees may agree to tender and tender the Subject Shares prior to the publication by the Company to security holders of the Company of a statement pursuant to Rule 14e-2 (or any successor rule) under the Securities Exchange Act of 1934, as amended, and that none of the Voting and Tendering Instructions, the Proxy or the tender of the Subject Shares by the Voting Trustees are or will be subject to the restrictions on transfer included in Section 2 of the Family Shareholder Agreement. At the request of Parent, each Voting Trustee and Registered Holder also agrees to use all reasonable efforts to cause any legends to be removed from any certificates representing the Subject Shares and any stop transfer orders with respect thereto to be rescinded to the extent necessary to permit the consummation of the transactions contemplated by this Agreement.

         SECTION 3.4 Successor Voting Trustees. The Voting Trustees agree not to resign as Voting Trustees during the term of this Agreement. The Voting Trustees and the Registered Holders agree that no successor or additional Trustee shall be appointed unless required by law or the Voting Trust Agreement and that, should it become necessary to appoint any such successor or additional Voting Trustee, the remaining Voting Trustees shall


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

promptly designate such successor or additional Voting Trustee pursuant to the terms of the Voting Trust Agreement, provided however, that the terms of this Agreement shall be binding upon any successor or additional Voting Trustee.

                                   ARTICLE IV

              REPRESENTATIONS AND WARRANTIES OF THE VOTING TRUSTEES

         Each Voting Trustee hereby represents and warrants to Parent as follows:

          SECTION 4.1 Authority Relative to This Agreement. Such Voting Trustee has all requisite power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement, the Monsanto Agreement and each of the Family Agreements has been duly and validly executed and delivered by such Voting Trustee and constitutes a valid and binding obligation of such Voting Trustee, enforceable against such Voting Trustee in accordance with its terms, subject to the effect of any applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting or relating to the enforcement of creditors rights generally and to general principles of equity.

         SECTION 4.2 No Conflict. Except for such filings, permits, authorizations, consents and approvals as may be required under, and other applicable requirements of, the HSR Act (as defined in the Merger Agreement) and foreign and supranational laws relating to antitrust and anticompetition clearances, the execution and delivery of this Agreement by such Voting Trustee does not, and the performance of this Agreement by such Voting Trustee will not, result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of the Subject Shares pursuant to, the Family Agreements, the Monsanto Agreement or any note, bond, mortgage, indenture, contract, agreement, lease, instrument, license, permit, franchise, judgment, order, decree, statute, law, rule or regulation applicable to such Voting Trustee or by which such Voting Trustee or the Subject Shares are bound or affected the effect of which, in any case, would be to prevent or delay in any material respect the ability of such Voting Trustee to comply with the terms hereof.

         SECTION 4.3 The Subject Shares. The Voting Trustees are the record holders of the Subject Shares set forth on Schedule I hereto, free and clear of any claims, liens, encumbrances and security interests whatsoever, other than the encumbrance represented by the Monsanto Agreement, the Family Agreements and as contemplated by this Agreement. The Voting Trustees have the sole right to take the actions required to be taken by the Voting Trustees under Articles I and II of this Agreement.



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

                                   ARTICLE V

            REPRESENTATIONS AND WARRANTIES OF THE REGISTERED HOLDERS

         Each Registered Holder hereby represents and warrants to Parent as follows:

          SECTION 5.1 Authority Relative to This Agreement. Such Registered Holder has all requisite power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement, the Monsanto Agreement and each of the Family Agreements has been duly and validly executed and delivered by such Registered Holder and constitutes a valid and binding obligation of such Registered Holder, enforceable against such Registered Holder in accordance with its terms, subject to the effect of any applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting or relating to the enforcement of creditors rights generally and to general principles of equity.

         SECTION 5.2 No Conflict. Except for such filings, permits, authorizations, consents and approvals as may be required under, and other applicable requirements of, the HSR Act and foreign and supranational laws relating to antitrust and anticompetition clearances, the execution and delivery of this Agreement by such Registered Holder does not, and the performance of this Agreement by such Registered Holder will not, result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of the Subject Shares pursuant to, the Family Agreements, the Monsanto Agreement or any note, bond, mortgage, indenture, contract, agreement, lease, instrument, license, permit, franchise, judgment, order, decree, statute, law, rule or regulation applicable to such Registered Holder or by which such Registered Holder or the Subject Shares or the Trust Certificates with respect thereto are bound or affected the effect of which, in any case, would be to prevent or delay in any material respect the ability of such Registered Holder to comply with the terms hereof.

         SECTION 5.3 The Subject Shares. Such Registered Holder is the beneficial owner of, and the record holder of Trust Certificates with respect to, the number of Subject Shares set forth opposite such Registered Holder's name on Schedule II hereto (and, except as provided in Section 3.1(d), is neither the record nor beneficial owner of any other shares of Voting Common Stock or Trust Certificates), free and clear of any claims, liens, encumbrances and security interests whatsoever, other than the encumbrance represented by the Monsanto Agreement, the Family Agreements and as contemplated by this Agreement.



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

                                   ARTICLE VI

                    REPRESENTATIONS AND WARRANTIES OF PARENT

         Parent hereby represents and warrants to the Voting Trustees and the Registered Holders as follows:

         SECTION 6.1 Authority Relative to This Agreement. Parent has all requisite corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Parent and constitutes a valid and binding obligation of Parent, enforceable against Parent in accordance with its terms, subject to the effect of any applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting or relating to the enforcement of creditors rights generally and to general principles of equity.

         SECTION 6.2 No Conflict. Except for such filings, permits, authorizations, consents and approvals as may be required under, and other applicable requirements of, the HSR Act and foreign and supranational laws relating to antitrust and anticompetition clearances and compliance with the requirements of any federal or state securities laws applicable to the Offer, the execution and delivery of this Agreement by Parent does not, and the performance of this Agreement by Parent will not, (a) conflict with or violate the certificate of incorporation, bylaws or other similar organizational documents of Parent or (b) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any property or asset of Parent pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, instrument, license, permit, franchise, judgment, order or decree, or, to the best knowledge of Parent, any statute, law, rule or regulation applicable to Parent or by which Parent or any property or asset of Parent is bound or affected the effect of which, in any case, would be to prevent or delay in any material respect the ability of Parent to comply with the terms hereof.

         SECTION 6.3 Securities Law Compliance. Neither Parent nor Sub will effect any offer or sale of Subject Shares which offer or sale would cause any Registered Holder or Voting Trustee to violate the registration requirements of the Securities Act of 1933, as amended, or the registration or qualification requirements of the securities laws of any other jurisdiction.

                                   ARTICLE VII

                                   TERMINATION

         SECTION 7.1 Termination of Agreement. This Agreement shall terminate immediately upon the Effective Time (as defined in the Merger Agreement). This Agreement may be terminated:

               (a) by mutual written consent of Parent and a majority of the Voting Trustees, on behalf the Voting Trustees and the Registered Holders;

               (b) by Parent if:

                    (i) the Merger Agreement shall have been terminated in
               accordance with Section 9.1 thereof; or

                    (ii) at the time of termination of this Agreement by Parent
               (A) any of the representations and warranties of the Voting Trustees or the Registered Holders set forth in this Agreement shall not be true and correct in all material respects or (B) any of the Voting Trustees or the Registered Holders shall have failed to perform in any material respect any material covenant to be performed by any Voting Trustee or Registered Holder under this Agreement, and in the case of (A) or (B) such untruth or incorrectness or such failure cannot be or has not been cured within thirty (30) days after the giving of written notice to the Voting Trustees and the Registered Holders by Parent.

               (c) by a majority of the Voting Trustees, on behalf of the Voting Trustees and the Registered Holders, if none of the Voting Trustees or Registered Holders are in violation of their respective obligations under this Agreement and if:

                    (i) Parent or Sub shall not have completed payment for all
               Company Common Shares tendered pursuant to the Offer and not withdrawn by the Outside Date;

                    (ii) at the time of termination of this Agreement by the
               Voting Trustees (A) any of the representations and warranties of Parent set forth in this Agreement shall not be true and correct in all material respects or (B) Parent shall have failed to perform in any material respect any material covenant to be performed by Parent under this Agreement, and in the case of (A) or (B) such untruth or incorrectness or such failure cannot be or has not been cured within thirty (30) days after the giving of written notice to Parent by any Voting Trustee;

                    (iii) any Governmental Entity (as defined in the Merger
               Agreement) shall have issued an order, decree or ruling or taken any other action permanently restraining, enjoining or otherwise prohibiting the Offer or the consummation of the transactions contemplated hereby or by the Merger Agreement and such order, decree, ruling or other action shall have become final and nonappealable; provided that the Voting Trustees shall not have the right to terminate this Agreement pursuant to this clause (iii) if the Company has not taken such action as is necessary to comply with Section 7.16 of the Merger Agreement; or

                    (iv) the Merger Agreement shall have been terminated in
               accordance with Section 9.1 thereof.

         SECTION 7.2 No Effect of Termination of Merger Agreement. Except as provided in Section 7.1(b)(i) or Section 7.1(c)(iv), the termination of the Merger Agreement shall have no effect on the obligations of the parties hereto.

         SECTION 7.3 Effect of Termination. In the event of termination of this Agreement pursuant to Section 7.1, this Agreement shall become void and of no effect with no liability on the part of any party hereto; provided, however, no such termination shall relieve any party hereto from any liability for any breach of this Agreement occurring prior to such termination.

                                  ARTICLE VIII

                                  MISCELLANEOUS

         SECTION 8.1 No Solicitation. During the term of this Agreement, the Voting Trustees and Registered Holders shall not, nor shall they permit any of their affiliates or any director, officer, employee, investment banker, attorney or other advisor or representative of any of the foregoing to, (a) directly or indirectly, solicit, initiate or knowingly encourage (including by way of furnishing non-public information) the submission of (i) any inquiry, proposal or offer from any person relating to any direct or indirect acquisition or purchase of any of the assets of the Company or its Subsidiaries (as such term is defined in the Merger Agreement) (other than the purchase of inventory or other assets in the ordinary course of the Company's business) or any of the Company Common Shares then outstanding, any tender offer or exchange offer for any of the Company Common Shares then outstanding, or any merger, consolidation, business combination, recapitalization, liquidation, dissolution or similar transaction involving the Company or any of its Subsidiaries, other than the transactions contemplated by the Merger Agreement, or (ii) any other transaction the consummation of which would reasonably be expected to impede, interfere with, prevent or materially delay the purchase of Company Common Shares pursuant to the Offer and/or the Merger or which would reasonably be expected to dilute materially the benefits to Parent of the transactions contemplated by this Agreement and the Merger Agreement ("Takeover Proposal") or (b) directly or indirectly participate in any discussions or negotiations regarding, or furnish to any person any information with respect to, or knowingly take any other action to facilitate any inquiries or the making of any proposal that constitutes, or could reasonably be expected to lead to, any Takeover Proposal. Notwithstanding the foregoing, proposals solely relating to the sale of all or a portion of the Company's business relating solely to the research and development of swine breeding stock and the marketing of such hybrid breeding swine and related management services to hog producers in domestic or international markets shall not be considered Takeover Proposals, so long as the terms and conditions of such proposals do not have any of the effects described in clause (ii) of the preceding sentence.

         SECTION 8.2 Voting Trustee and Registered Holder Capacity. By executing this Agreement no person who is or becomes during the term hereof a director or officer of the Company makes any agreement or understanding in his or her capacity as such officer or director. Each Voting Trustee and Registered Holder signs solely in his or her capacity as the record holder and beneficial owner, respectively, of the number of Subject Shares set forth opposite his or her name on Schedules I and II hereto, respectively, and nothing herein shall limit or affect any actions taken by a Voting Trustee or Registered Holder in his or her capacity as an officer or director of the Company. Nothing in this Section 8.2 shall be construed to permit any party hereto to take any action which would violate any provision of the Merger Agreement.

         SECTION 8.3 Enforcement of Agreement. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached and that monetary damages will not provide an adequate remedy. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to specific performance of the terms and provisions hereof in addition to any other remedy to which they are entitled at law or in equity. In addition, each of the parties hereto (i) consents to submit itself to the personal jurisdiction of any Federal or state court located in the State of Delaware in the event any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement;
(ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (iii) agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than a Federal or state court sitting in the State of Delaware, and appoints The Corporation Trust Company, The Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware as its agent for service of process in connection with this Agreement.

         SECTION 8.4 Successors and Assigns. This Agreement shall inure to the benefit of and shall be binding upon the parties hereto and their respective heirs, legal representatives, successors and assigns. Each Voting Trustee and each Registered Holder specifically agrees that the obligations of such Voting Trustee and/or Registered Holder hereunder shall not be terminated by operation of law, whether by the death or incapacity of the Voting Trustee and/or Registered Holder or otherwise.

         SECTION 8.5 Entire Agreement. This Agreement constitutes the entire agreement between Parent, the Voting Trustees and the Registered Holders with respect to the subject matter hereof.

         SECTION 8.6 Amendment. This Agreement may not be amended except by an instrument in writing signed by Parent and a majority of the Voting Trustees.

         SECTION 8.7 Extension; Waiver. A majority of the Voting Trustees, on behalf of the Voting Trustees and Registered Holders, or Parent may, by a writing signed by such Voting Trustees or Parent, (i) extend the time to perform any obligation or other act of the other, (ii) waive any inaccuracy in any representation or warranty of the other or (iii) waive compliance by the other with any agreement or condition in this Agreement. The failure of any party hereto to assert any right under this Agreement shall not constitute a waiver of such right.

         SECTION 8.8 Further Assurances. Each of the Voting Trustees and Registered Holders shall upon the request of Parent execute and deliver any additional documents and take such further actions as may reasonably be deemed by Parent to be necessary or desirable to carry out the provisions hereof.

         SECTION 8.9 Expenses. All fees and expenses incurred by any one party hereto shall be borne by the party incurring such fees and expenses.

         SECTION 8.10 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law in a mutually acceptable manner in order that the terms of this Agreement remain as originally contemplated to the fullest extent possible.

         SECTION 8.11 Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made and shall be effective upon receipt, if delivered personally or sent by overnight courier (providing proof of delivery) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice) or electronically transmitted (provided that a confirmation copy is sent by another approved means) to the facsimile number specified below:

         If to any Voting Trustee or Registered Holder:

         c/o Douglas C. Roberts
         DeKalb Genetics Corporation
         3100 Sycamore Road

         DeKalb, IL 60115

         Attention:        [name of Voting Trustee or Registered Holder]
         Telephone:        (815) 758-9195
         Facsimile:        (815) 758-9403

         with a copy to:

         Pillsbury Madison & Sutro LLP
         235 Montgomery Street
         San Francisco, CA 94104
         Attention:        Blair W. White, Esq.
         Telephone:        (415) 983-7480
         Facsimile:        (415) 983-1200

         If to Parent, at:

         Monsanto Company
         700 Chesterfield Parkway N BB3N
         St. Louis, MO 63198
         Attention:        Robert T. Fraley, Ph.D.
         Telephone:        (314) 737-6204
         Facsimile:        (314) 737-7037

         with copies to:

         Monsanto Company
         800 N. Lindbergh Blvd.
         E2ND
         St. Louis, MO 63167

         Attention:        Barbara Blackford, Esq.
         Telephone:        (314) 694-2860
         Facsimile:        (314) 694-2594
         and

         Wachtell, Lipton, Rosen & Katz
         51 West 52nd Street
         New York, NY 10019-6150

         Attention:        Richard D. Katcher, Esq.
                           David M. Silk, Esq.

         Telephone:        (212) 403-1000
         Facsimile:        (212) 403-2000

         SECTION 8.12 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware regardless of the laws that might otherwise govern under applicable principles of conflicts of law.

         SECTION 8.13 Definition. The term "Monsanto Agreement" means that certain Stockholders Agreement, dated as of January 31, 1996, among Monsanto Company and the Registered Holders.

         IN WITNESS WHEREOF, each of the parties hereto have caused this Agreement to be duly executed on the date hereof.

                                     MONSANTO COMPANY



                                     By:/s/ Derek K. Rapp
                                        ------------------------------------

                                     Name:  Derek K. Rapp

                                     Title: Director, Mergers & Acquisitions



                                     DOUGLAS C. ROBERTS




                                     ----------------------------------------
                                     Douglas C. Roberts, individually and as
                                     Voting Trustee under the Voting Trust
                                     Agreement and as Trustee of (i) the
                                     Douglas C. Roberts Trust dated 1/28/72,
                                     (ii) the David Kim Roberts 1989 Trust,
                                     (iii) the Steven Suh Roberts 1989 Trust, and (iv) the Jeffrey King Roberts 1989 Trust
  and

         Wachtell, Lipton, Rosen & Katz
         51 West 52nd Street
         New York, NY 10019-6150

         Attention:        Richard D. Katcher, Esq.
                           David M. Silk, Esq.

         Telephone:        (212) 403-1000
         Facsimile:        (212) 403-2000

         SECTION 8.12 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware regardless of the laws that might otherwise govern under applicable principles of conflicts of law.

         SECTION 8.13 Definition. The term "Monsanto Agreement" means that certain Stockholders Agreement, dated as of January 31, 1996, among Monsanto Company and the Registered Holders.

         IN WITNESS WHEREOF, each of the parties hereto have caused this Agreement to be duly executed on the date hereof.

                                     MONSANTO COMPANY



                                     By:
                                            ------------------------------------

                                     Name:  ------------------------------------

                                     Title: ------------------------------------



                                     DOUGLAS C. ROBERTS



                                     /s/ Douglas C. Roberts
                                     ----------------------------------------
                                     Douglas C. Roberts, individually and as
                                     Voting Trustee under the Voting Trust
                                     Agreement and as Trustee of (i) the
                                     Douglas C. Roberts Trust dated 1/28/72,
                                     (ii) the David Kim Roberts 1989 Trust,
                                     (iii) the Steven Suh Roberts 1989 Trust,
                                     and (iv) the Jeffrey King Roberts 1989
                                     Trust

                                     VIRGINIA R. HOLT


                                     /s/ Virginia R. Holt
                                     --------------------------------------
                                     Virginia R. Holt, individually and as
                                     Voting Trustee under the Voting Trust
                                     Agreement and as Trustee of (i) the
                                     Virginia R. Holt Trust dated 8/22/73,
                                     (ii) the Amanda Mary Holt 1989 Trust,
                                     (iii) the Laura Elizabeth Holt 1989
                                     Trust, (iv) the Jenna Christine Holt
                                     1997 Trust dated 7/23/97 and (v) the
                                     John Douglas Holt 1997 Trust dated
                                     7/23/97


                                     JOHN T. ROBERTS


                                     /s/ John T. Roberts
                                     --------------------------------------
                                     John T. Roberts, individually and as
                                     Voting Trustee under the Voting Trust
                                     Agreement and as Trustee of (i) the
                                     John T. Roberts Trust dated 4/9/76,
                                     (ii) the Allison Elizabeth Roberts
                                     1989 Trust, and (iii) the Katherine
                                     Elsie Roberts 1990 Trust #1


                                     ROBIN R. ROBERTS



                                     --------------------------------------
                                     Robin R. Roberts, individually and as
                                     Trustee of (i) the Allison Elizabeth
                                     Roberts Trust dated 8/6/86, (ii) the
                                     Katherine Elsie Roberts Trust dated
                                     3/13/90, (iii) the Charles David
                                     Roberts Trust dated 2/28/94, and (iv)
                                     the John T. Roberts 1998 Annuity Trust
                                     dated 2/9/98

                                     VIRGINIA R. HOLT



                                     --------------------------------------
                                     Virginia R. Holt, individually and as
                                     Voting Trustee under the Voting Trust
                                     Agreement and as Trustee of (i) the
                                     Virginia R. Holt Trust dated 8/22/73,
                                     (ii) the Amanda Mary Holt 1989 Trust,
                                     (iii) the Laura Elizabeth Holt 1989
                                     Trust, (iv) the Jenna Christine Holt
                                     1997 Trust dated 7/23/97 and (v) the
                                     John Douglas Holt 1997 Trust dated
                                     7/23/97


                                     JOHN T. ROBERTS



                                     --------------------------------------
                                     John T. Roberts, individually and as
                                     Voting Trustee under the Voting Trust
                                     Agreement and as Trustee of (i) the
                                     John T. Roberts Trust dated 4/9/76,
                                     (ii) the Allison Elizabeth Roberts
                                     1989 Trust, and (iii) the Katherine
                                     Elsie Roberts 1990 Trust #1


                                     ROBIN R. ROBERTS


                                     /s/ Robin R. Roberts
                                     --------------------------------------
                                     Robin R. Roberts, individually and as
                                     Trustee of (i) the Allison Elizabeth
                                     Roberts Trust dated 8/6/86, (ii) the
                                     Katherine Elsie Roberts Trust dated
                                     3/13/90, (iii) the Charles David
                                     Roberts Trust dated 2/28/94, and (iv)
                                     the John T. Roberts 1998 Annuity Trust
                                     dated 2/9/98

                                     TERRANCE K. HOLT


                                     /s/ Terrance K. Holt
                                     -------------------------------------------
                                     Terrance K. Holt, individually and as
                                     Trustee of (i) the Amanda Mary Holt Trust
                                     dated 12/6/85 and (ii) the Virginia Roberts
                                     Holt 1998 Annuity Trust

                                     CHARLES C. ROBERTS AND MARY R. ROBERTS



                                     -------------------------------------------



                                     -------------------------------------------
                                     Charles C. Roberts and Mary R. Roberts,
                                     individually and as Voting  Trustees  under
                                     the Voting  Trust  Agreement  and as
                                     Trustees  of (i) the Charles C. and Mary
                                     R. Roberts Living Trust dated  10/15/91,
                                     (ii) the Trust F/B/O  Douglas  C. Roberts
                                     under Eleanor T. Roberts  Charitable Trust
                                     Agreement dated 12/21/67, (iii) the Trust
                                     F/B/O Virginia R. Holt under Eleanor  T.
                                     Roberts   Charitable   Trust   Agreement
                                     dated 12/21/67,  and (iv) the Trust  F/B/O
                                     John T.  Roberts  under Eleanor T. Roberts
                                     Charitable Trust Agreement dated 12/21/67


                                     LYNNE KING ROBERTS



                                     ------------------------------------------
                                     Lynne King Roberts, individually and as
                                     Trustee of the David Kim Roberts Trust
                                     dated 10/14/87

                                     TERRANCE K. HOLT



                                     -------------------------------------------
                                     Terrance K. Holt, individually and as
                                     Trustee of (i) the Amanda Mary Holt Trust dated 12/6/85 and (ii) the Virginia Roberts Holt 1998 Annuity Trust

                                     CHARLES C. ROBERTS AND MARY R. ROBERTS


                                     /s/ Charles C. Roberts
                                     -------------------------------------------


                                     /s/ Mary R. Roberts
                                     -------------------------------------------
                                     Charles C. Roberts and Mary R. Roberts,
                                     individually and as Voting  Trustees  under
                                     the Voting  Trust  Agreement  and as
                                     Trustees  of (i) the Charles C. and Mary
                                     R. Roberts Living Trust dated  10/15/91,
                                     (ii) the Trust F/B/O  Douglas  C. Roberts
                                     under Eleanor T. Roberts  Charitable Trust
                                     Agreement dated 12/21/67, (iii) the Trust
                                     F/B/O Virginia R. Holt under Eleanor  T.
                                     Roberts   Charitable   Trust   Agreement
                                     dated 12/21/67,  and (iv) the Trust  F/B/O
                                     John T.  Roberts  under Eleanor T. Roberts
                                     Charitable Trust Agreement dated 12/21/67


                                     LYNNE KING ROBERTS



                                     ------------------------------------------
                                     Lynne King Roberts, individually and as
                                     Trustee of the David Kim Roberts Trust
                                     dated 10/14/87

                                     TERRANCE K. HOLT



                                     -------------------------------------------
                                     Terrance K. Holt, individually and as
                                     Trustee of (i) the Amanda Mary Holt Trust dated 12/6/85 and (ii) the Virginia Roberts Holt 1998 Annuity Trust

                                     CHARLES C. ROBERTS AND MARY R. ROBERTS



                                     -------------------------------------------



                                     -------------------------------------------
                                     Charles C. Roberts and Mary R. Roberts,
                                     individually and as Voting  Trustees  under
                                     the Voting  Trust  Agreement  and as
                                     Trustees  of (i) the Charles C. and Mary
                                     R. Roberts Living Trust dated  10/15/91,
                                     (ii) the Trust F/B/O  Douglas  C. Roberts
                                     under Eleanor T. Roberts  Charitable Trust
                                     Agreement dated 12/21/67, (iii) the Trust
                                     F/B/O Virginia R. Holt under Eleanor  T.
                                     Roberts   Charitable   Trust   Agreement
                                     dated 12/21/67,  and (iv) the Trust  F/B/O
                                     John T.  Roberts  under Eleanor T. Roberts
                                     Charitable Trust Agreement dated 12/21/67


                                     LYNNE KING ROBERTS


                                     /s/ Lynne King Roberts
                                     ------------------------------------------
                                     Lynne King Roberts, individually and as
                                     Trustee of the David Kim Roberts Trust
                                     dated 10/14/87

                                    EXHIBIT A

                      ROBERTS FAMILY VOTING TRUST AGREEMENT

                        VOTING AND TENDERING INSTRUCTIONS

TO: Charles C. Roberts, Mary R. Roberts, Douglas C. Roberts, Virginia R. Holt and John T. Roberts, as Voting Trustees (and any successor or additional voting trustees) under the Roberts Family Voting Trust Agreement dated as of January 31, 1996 (the "Voting Trust Agreement")

         Pursuant to Sections 5 and 7 of the Voting Trust Agreement, you are hereby instructed as follows with respect to all shares of Class A Common Stock of DEKALB Genetics Corporation (the "Company") held by you on behalf of the undersigned on the date hereof under the Voting Trust Agreement (the "Subject Shares"): (a) at any duly noticed meeting of the stockholders of the Company called to vote upon the Merger Agreement, dated as of the date hereof, by and among the Company, Monsanto Company and Corn Acquisition Corporation (the "Merger Agreement") and the transactions contemplated thereby or at any adjournment thereof or in any other circumstances under which a vote, consent or approval (including by written consent) with respect to the Merger Agreement and the transactions contemplated thereby is sought, to vote all of the Subject Shares in favor of the approval and adoption of the Merger Agreement and the transactions contemplated thereby; (b) to be present (in person or by proxy) at any duly noticed meeting of stockholders of the Company or any adjournment thereof or in any other circumstances under which the vote, consent or other approval of the stockholders of the Company is sought with respect to any Business Combination (as defined in the Stockholders Agreement (as defined below)) other than the Merger (as defined in the Merger Agreement) and to vote (or cause to be voted) all of the Subject Shares against any such Business Combination; and (c) to tender as soon as practicable (and in any event not later than two business days prior to the first scheduled expiration date of the Offer (as defined in the Merger Agreement)) all of the Subject Shares pursuant to the Offer and not to withdraw such tender of the Subject Shares.

         These Instructions are the instructions of the undersigned referred to in Sections 1.1 and 2.2 of the Stockholders Agreement, dated as of the date hereof (the "Stockholders

Agreement"), among Monsanto Company, the undersigned, the other holders of trust certificates under the Voting Trust Agreement and the Voting Trustees under the Voting Trust Agreement.

         These instructions are irrevocable and are binding upon the successors and assigns of the undersigned.

         Dated:  May 8, 1998.



                                              --------------------------------
                                                 [name of Registered Holder]
                                                      [signing capacity]

                                    EXHIBIT B

                                IRREVOCABLE PROXY

                                     to Vote

                              CLASS A COMMON STOCK

                                       of

                           DEKALB GENETICS CORPORATION

         The undersigned are the Voting Trustees under the Roberts Family Voting Trust Agreement, dated as of January 31, 1996 (the "Voting Trust Agreement"), and as such are the record owners of shares of Class A Common Stock of DEKALB Genetics Corporation, a Delaware corporation (the "Company"). The undersigned, in their capacities as such Voting Trustees, hereby irrevocably (to the fullest extent permitted by the General Corporation Law of the State of Delaware), appoint R. William Ide, III, Hendrick A. Verfaillie and the members of the Board of Directors of Monsanto Company, a Delaware corporation ("Parent"), and each of them, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting and related rights (to the full extent that the undersigned is entitled to do so) with respect to all of the Subject Shares (as such term is defined in the Stockholders Agreement (as defined below)) in accordance with the terms of this Proxy. Upon the execution of this Proxy by the undersigned, any and all prior proxies given by the undersigned with respect to any Subject Shares are hereby revoked and the undersigned agree not to grant any subsequent proxies with respect to the Subject Shares until after the Expiration Date (as defined below).

         This Proxy is irrevocable and coupled with an interest, is granted pursuant to that certain Stockholders Agreement, dated as of the date hereof, among Parent, the undersigned and the Registered Holders named therein (the "Stockholders Agreement"), and is granted in consideration of the Company, Corn Acquisition Corporation, a Delaware corporation ("Sub"), and Parent entering into that certain Agreement and Plan of Merger, dated as of the date hereof (the "Merger Agreement"). The Merger Agreement provides, among other things, for the merger (the "Merger") of Sub with and into the Company, with the Company becoming a wholly-owned subsidiary of Parent, all in accordance with the terms of the Merger Agreement. As used herein, the term "Expiration Date" shall mean the earlier to occur of (i) the termination of the Stockholders Agreement in accordance with its terms, or (ii) such date and time as the Merger shall have become effective in accordance with the terms and provisions of the Merger Agreement.

         The attorneys and proxies named above, and each of them, are hereby authorized and empowered by the undersigned stockholders, at any time prior to the Expiration Date, to act as the attorney and proxy of the undersigned to vote the Subject Shares (including, without limitation, the power to execute and deliver written consents) at every annual, special or adjourned meeting of the stockholders of the Company and in every written consent in lieu of such meeting and in any other circumstances under which a vote, consent or approval (including by written consent) of the stockholders of the Company is sought: (a) in favor of the adoption of the Merger Agreement and the transactions contemplated by the Merger Agreement; (b) against any action, proposal or agreement that could reasonably be expected to result in a breach in any material respect of any covenant, representation or warranty or any other obligation of the Company under the Merger Agreement, or which could reasonably be expected to result in any of the conditions set forth in Article VIII or Exhibit A of the Merger Agreement not being fulfilled; (c) against any Business Combination (as defined in the Stockholders Agreement) or any Takeover Proposal (as defined in the Merger Agreement), in either case other than the Merger, the Merger Agreement and the transactions contemplated thereby; and (d) against (i) any other extraordinary corporate transaction other than the Merger, the Merger Agreement and the transactions contemplated thereby, such as a merger, consolidation, business combination, reorganization, recapitalization or liquidation involving the Company or any of its subsidiaries, or a sale or transfer of a material amount of the assets of the Company or any of its subsidiaries or (ii) any other proposal or transaction not covered by the foregoing which would in any manner impede, frustrate, prevent, delay or nullify the Merger, the Merger Agreement or the transactions contemplated thereby. The attorneys and proxies named above may not exercise this Proxy on any other matter except as provided in clauses (a), (b), (c) and (d) above.

         Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

                                 Dated:  May 8, 1998




                                 ----------------------------------------------
                                 Douglas C. Roberts, as Voting Trustee under the
                                             Voting Trust Agreement



                                ----------------------------------------------
                                 John T. Roberts, as Voting Trustee under the
                                             Voting Trust Agreement



                                ----------------------------------------------
                                 Virginia R. Holt, as Voting Trustee under the
                                             Voting Trust Agreement

                                ----------------------------------------------
                                 Mary R. Roberts, as Voting Trustee under the
                                             Voting Trust Agreement



                                ----------------------------------------------
                                 Charles C. Roberts, as Voting Trustee under the
                                             Voting Trust Agreement

                                   SCHEDULE I

                   Record Holder                 Shares of Class A Common Stock

Douglas C. Roberts, Virginia R. Holt,                       2,671,650
John T. Roberts, Charles C. Roberts &
Mary R. Roberts as Voting Trustees of the
Roberts Family Voting TR Agmt 1/31/96.

                                   SCHEDULE II

             Registered Holder                   Shares of Class A Common Stock

Douglas C. Roberts, as Trustee of the                       700,614
Douglas C. Roberts Trust dated 1/28/72

Douglas C. Roberts, as Trustee of the                        42,000
David Kim Roberts 1989 Trust

Douglas C. Roberts, as Trustee of the                        42,000
Steven Suh Roberts 1989 Trust

Douglas C. Roberts, as Trustee of the                        42,000
Jeffrey King Roberts 1989 Trust

Virginia R. Holt, as Trustee of the                         417,032
Virginia R. Holt Trust dated 8/22/73

Virginia R. Holt, as Trustee of the                          42,000
Amanda Mary Holt 1989 Trust

Virginia R. Holt, as Trustee of the                          42,000
Amanda Mary Holt 1989 Trust

John T. Roberts, as Trustee of the                          534,484
John T. Roberts Trust dated 4/9/76

John T. Roberts, as Trustee of the                           42,000
Allison Elizabeth Roberts 1989 Trust

John T. Roberts, as Trustee of the                           42,000
Katherine Elsie Roberts 1990 Trust #1

Robin R. Roberts, as Trustee of the                          22,434
Allison Elizabeth Roberts Trust dated 8/6/86

Robin R. Roberts, as Trustee of the                           2,880
Katherine Elsie Roberts Trust dated 3/13/90

Robin R. Roberts, as Trustee of the                           2,880
Charles David Roberts Trust dated 2/28/94

Terrance K. Holt, as Trustee of the                          21,588
Amanda Mary Holt Trust dated 12/6/85

Charles C. Roberts and Mary R. Roberts, as Trustees          48,082
of the Charles C. and Mary R. Roberts Living Trust dated 10/15/91

Charles C. Roberts and Mary R. Roberts,                      34,002
as Trustees of the Trust F/B/O Douglas C.
Roberts under Eleanor T. Roberts
Charitable Trust Agreement dated 12/21/67

Charles C. Roberts and Mary R. Roberts,                      22,704
as Trustees of the Trust F/B/O Virginia R.
Holt under Eleanor T. Roberts Charitable
Trust Agreement dated 12/21/67

Charles C. Roberts and Mary R. Roberts,                      23,646
as Trustees of the Trust F/B/O John T.
Roberts under Eleanor T. Roberts
Charitable Trust Agreement dated
12/21/67

Lynne King Roberts, as Trustee of the                         9,708
David Kim Roberts Trust dated 10/14/87

Virginia R. Holt, as Trustee of the Jenna                     6,298
Christine Holt 1997 Trust dated 7/23/97

Virginia R. Holt, as Trustee of the John                      6,298
Douglas Holt 1997 Trust dated 7/23/97

Terrance K. Holt, as Trustee of the                         325,000
Virginia Roberts Holt 1998 Annuity Trust

Robin Richey Roberts, as Trustee of the                     200,000
John T. Roberts 1998 Annuity Trust dated
2/9/98

                                  SCHEDULE III

                                                                Shares of
                                                          Class A Common Stock
                               Name                        Underlying Options

                        Douglas C. Roberts                        36,000

                        Virginia R. Holt                          16,247

                        John T. Roberts                           48,133

                      ROBERTS FAMILY VOTING TRUST AGREEMENT


                        VOTING AND TENDERING INSTRUCTIONS


TO: Charles C. Roberts, Mary R. Roberts, Douglas C. Roberts, Virginia R. Holt and John T. Roberts, as Voting Trustees (and any successor or additional voting trustees) under the Roberts Family Voting Trust Agreement dated as of January 31, 1996 (the "Voting Trust Agreement")

         Pursuant to Sections 5 and 7 of the Voting Trust Agreement, you are hereby instructed as follows with respect to all shares of Class A Common Stock of DEKALB Genetics Corporation (the "Company") held by you on behalf of the undersigned on the date hereof under the Voting Trust Agreement (the "Subject Shares"): (a) at any duly noticed meeting of the stockholders of the Company called to vote upon the Merger Agreement, dated as of the date hereof, by and among the Company, Monsanto Company and Corn Acquisition Corporation (the "Merger Agreement") and the transactions contemplated thereby or at any adjournment thereof or in any other circumstances under which a vote, consent or approval (including by written consent) with respect to the Merger Agreement and the transactions contemplated thereby is sought, to vote all of the Subject Shares in favor of the approval and adoption of the Merger Agreement and the transactions contemplated thereby; (b) to be present (in person or by proxy) at any duly noticed meeting of stockholders of the Company or any adjournment thereof or in any other circumstances under which the vote, consent or other approval of the stockholders of the Company is sought with respect to any Business Combination (as defined in the Stockholders Agreement (as defined below)) other than the Merger (as defined in the Merger Agreement) and to vote (or cause to be voted) all of the Subject Shares against any such Business Combination; and (c) to tender as soon as practicable (and in any event not later than two business days prior to the first scheduled expiration date of the Offer (as defined in the Merger Agreement)) all of the Subject Shares pursuant to the Offer and not to withdraw such tender of the Subject Shares.

         These Instructions are the instructions of the undersigned referred to in Sections 1.1 and 2.2 of the Stockholders Agreement, dated as of the date hereof (the "Stockholders

Agreement"), among Monsanto Company, the undersigned, the other holders of trust certificates under the Voting Trust Agreement and the Voting Trustees under the Voting Trust Agreement.

         These instructions are irrevocable and are binding upon the successors and assigns of the undersigned.

         Dated:  May 8, 1998.

                              DOUGLAS C. ROBERTS


                              /s/ Douglas C. Roberts
                              --------------------------------------------------
                              Douglas C. Roberts, individually and as Voting Trustee under the Voting Trust Agreement and as Trustee of (i) the Douglas C. Roberts Trust dated 1/28/72, (ii) the David Kim Roberts 1989 Trust,
                              (iii) the Steven Suh Roberts 1989 Trust, and (iv) the Jeffrey King Roberts 1989 Trust

                      ROBERTS FAMILY VOTING TRUST AGREEMENT

                        VOTING AND TENDERING INSTRUCTIONS


TO: Charles C. Roberts, Mary R. Roberts, Douglas C. Roberts, Virginia R. Holt and John T. Roberts, as Voting Trustees (and any successor or additional voting trustees) under the Roberts Family Voting Trust Agreement dated as of January 31, 1996 (the "Voting Trust Agreement")

         Pursuant to Sections 5 and 7 of the Voting Trust Agreement, you are hereby instructed as follows with respect to all shares of Class A Common Stock of DEKALB Genetics Corporation (the "Company") held by you on behalf of the undersigned on the date hereof under the Voting Trust Agreement (the "Subject Shares"): (a) at any duly noticed meeting of the stockholders of the Company called to vote upon the Merger Agreement, dated as of the date hereof, by and among the Company, Monsanto Company and Corn Acquisition Corporation (the "Merger Agreement") and the transactions contemplated thereby or at any adjournment thereof or in any other circumstances under which a vote, consent or approval (including by written consent) with respect to the Merger Agreement and the transactions contemplated thereby is sought, to vote all of the Subject Shares in favor of the approval and adoption of the Merger Agreement and the transactions contemplated thereby; (b) to be present (in person or by proxy) at any duly noticed meeting of stockholders of the Company or any adjournment thereof or in any other circumstances under which the vote, consent or other approval of the stockholders of the Company is sought with respect to any Business Combination (as defined in the Stockholders Agreement (as defined below)) other than the Merger (as defined in the Merger Agreement) and to vote (or cause to be voted) all of the Subject Shares against any such Business Combination; and (c) to tender as soon as practicable (and in any event not later than two business days prior to the first scheduled expiration date of the Offer (as defined in the Merger Agreement)) all of the Subject Shares pursuant to the Offer and not to withdraw such tender of the Subject Shares.

         These Instructions are the instructions of the undersigned referred to in Sections 1.1 and 2.2 of the Stockholders Agreement, dated as of the date hereof (the "Stockholders

Agreement"), among Monsanto Company, the undersigned, the other holders of trust certificates under theVoting Trust Agreement and the Voting Trustees under the Voting Trust Agreement.

         These instructions are irrevocable and are binding upon the successors and assigns of the undersigned.

         Dated:  May 8, 1998.


                            LYNNE KING ROBERTS



                            /s/ Lynne King Roberts
                            -----------------------------------------------
                            Lynne King Roberts, individually and as Trustee of the David Kim Roberts Trust dated 10/14/87

                      ROBERTS FAMILY VOTING TRUST AGREEMENT

                        VOTING AND TENDERING INSTRUCTIONS


TO: Charles C. Roberts, Mary R. Roberts, Douglas C. Roberts, Virginia R. Holt and John T. Roberts, as Voting Trustees (and any successor or additional voting trustees) under the Roberts Family Voting Trust Agreement dated as of January 31, 1996 (the "Voting Trust Agreement")

         Pursuant to Sections 5 and 7 of the Voting Trust Agreement, you are hereby instructed as follows with respect to all shares of Class A Common Stock of DEKALB Genetics Corporation (the "Company") held by you on behalf of the undersigned on the date hereof under the Voting Trust Agreement (the "Subject Shares"): (a) at any duly noticed meeting of the stockholders of the Company called to vote upon the Merger Agreement, dated as of the date hereof, by and among the Company, Monsanto Company and Corn Acquisition Corporation (the "Merger Agreement") and the transactions contemplated thereby or at any adjournment thereof or in any other circumstances under which a vote, consent or approval (including by written consent) with respect to the Merger Agreement and the transactions contemplated thereby is sought, to vote all of the Subject Shares in favor of the approval and adoption of the Merger Agreement and the transactions contemplated thereby; (b) to be present (in person or by proxy) at any duly noticed meeting of stockholders of the Company or any adjournment thereof or in any other circumstances under which the vote, consent or other approval of the stockholders of the Company is sought with respect to any Business Combination (as defined in the Stockholders Agreement (as defined below)) other than the Merger (as defined in the Merger Agreement) and to vote (or cause to be voted) all of the Subject Shares against any such Business Combination; and (c) to tender as soon as practicable (and in any event not later than two business days prior to the first scheduled expiration date of the Offer (as defined in the Merger Agreement)) all of the Subject Shares pursuant to the Offer and not to withdraw such tender of the Subject Shares.

         These Instructions are the instructions of the undersigned referred to in Sections 1.1 and 2.2 of the Stockholders Agreement, dated as of the date hereof (the "Stockholders

Agreement"), among Monsanto Company, the undersigned, the other holders of trust certificates under the Voting Trust Agreement and the Voting Trustees under the Voting Trust Agreement.

         These instructions are irrevocable and are binding upon the successors and assigns of the undersigned.

         Dated:  May 8, 1998.

                            JOHN T. ROBERTS



                            /s/ John T. Roberts
                            ----------------------------------------------------
                            John T. Roberts, individually and as Voting
                            Trustee under the Voting Trust Agreement and as Trustee of (i) the John T. Roberts Trust dated 4/9/76, (ii) the Allison Elizabeth Roberts 1989 Trust, and (iii) the Katherine Elsie Roberts 1990 Trust #1

                      ROBERTS FAMILY VOTING TRUST AGREEMENT

                        VOTING AND TENDERING INSTRUCTIONS


TO: Charles C. Roberts, Mary R. Roberts, Douglas C. Roberts, Virginia R. Holt and John T. Roberts, as Voting Trustees (and any successor or additional voting trustees) under the Roberts Family Voting Trust Agreement dated as of January 31, 1996 (the "Voting Trust Agreement")

         Pursuant to Sections 5 and 7 of the Voting Trust Agreement, you are hereby instructed as follows with respect to all shares of Class A Common Stock of DEKALB Genetics Corporation (the "Company") held by you on behalf of the undersigned on the date hereof under the Voting Trust Agreement (the "Subject Shares"): (a) at any duly noticed meeting of the stockholders of the Company called to vote upon the Merger Agreement, dated as of the date hereof, by and among the Company, Monsanto Company and Corn Acquisition Corporation (the "Merger Agreement") and the transactions contemplated thereby or at any adjournment thereof or in any other circumstances under which a vote, consent or approval (including by written consent) with respect to the Merger Agreement and the transactions contemplated thereby is sought, to vote all of the Subject Shares in favor of the approval and adoption of the Merger Agreement and the transactions contemplated thereby; (b) to be present (in person or by proxy) at any duly noticed meeting of stockholders of the Company or any adjournment thereof or in any other circumstances under which the vote, consent or other approval of the stockholders of the Company is sought with respect to any Business Combination (as defined in the Stockholders Agreement (as defined below)) other than the Merger (as defined in the Merger Agreement) and to vote (or cause to be voted) all of the Subject Shares against any such Business Combination; and (c) to tender as soon as practicable (and in any event not later than two business days prior to the first scheduled expiration date of the Offer (as defined in the Merger Agreement)) all of the Subject Shares pursuant to the Offer and not to withdraw such tender of the Subject Shares.

         These Instructions are the instructions of the undersigned referred to in Sections 1.1 and 2.2 of the Stockholders Agreement, dated as of the date hereof (the "Stockholders

Agreement"), among Monsanto Company, the undersigned, the other holders of trust certificates under the Voting Trust Agreement and the Voting Trustees under the Voting Trust Agreement.

         These instructions are irrevocable and are binding upon the successors and assigns of the undersigned.

         Dated:  May 8, 1998.

                            ROBIN R. ROBERTS



                            /s/  Robin R. Roberts
                            ----------------------------------------------------
                            Robin R. Roberts, individually and as Trustee of
                            (i) the Allison Elizabeth Roberts Trust dated 8/6/86, (ii) the Katherine Elsie Roberts Trust dated 3/13/90, (iii) the Charles David Roberts
                            Trust dated 2/28/94, and (iv) the John T. Roberts 1998 Annuity Trust dated 2/9/98.

                      ROBERTS FAMILY VOTING TRUST AGREEMENT

                        VOTING AND TENDERING INSTRUCTIONS


TO: Charles C. Roberts, Mary R. Roberts, Douglas C. Roberts, Virginia R. Holt and John T. Roberts, as Voting Trustees (and any successor or additional voting trustees) under the Roberts Family Voting Trust Agreement dated as of January 31, 1996 (the "Voting Trust Agreement")

         Pursuant to Sections 5 and 7 of the Voting Trust Agreement, you are hereby instructed as follows with respect to all shares of Class A Common Stock of DEKALB Genetics Corporation (the "Company") held by you on behalf of the undersigned on the date hereof under the Voting Trust Agreement (the "Subject Shares"): (a) at any duly noticed meeting of the stockholders of the Company called to vote upon the Merger Agreement, dated as of the date hereof, by and among the Company, Monsanto Company and Corn Acquisition Corporation (the "Merger Agreement") and the transactions contemplated thereby or at any adjournment thereof or in any other circumstances under which a vote, consent or approval (including by written consent) with respect to the Merger Agreement and the transactions contemplated thereby is sought, to vote all of the Subject Shares in favor of the approval and adoption of the Merger Agreement and the transactions contemplated thereby; (b) to be present (in person or by proxy) at any duly noticed meeting of stockholders of the Company or any adjournment thereof or in any other circumstances under which the vote, consent or other approval of the stockholders of the Company is sought with respect to any Business Combination (as defined in the Stockholders Agreement (as defined below)) other than the Merger (as defined in the Merger Agreement) and to vote (or cause to be voted) all of the Subject Shares against any such Business Combination; and (c) to tender as soon as practicable (and in any event not later than two business days prior to the first scheduled expiration date of the Offer (as defined in the Merger Agreement)) all of the Subject Shares pursuant to the Offer and not to withdraw such tender of the Subject Shares.

         These Instructions are the instructions of the undersigned referred to in Sections 1.1 and 2.2 of the Stockholders Agreement, dated as of the date hereof (the "Stockholders

Agreement"), among Monsanto Company, the undersigned, the other holders of trust certificates under the Voting Trust Agreement and the Voting Trustees under the Voting Trust Agreement.

         These instructions are irrevocable and are binding upon the successors and assigns of the undersigned.

         Dated:  May 8, 1998.

                            VIRGINIA R. HOLT



                            /s/ Virginia R. Holt
                            ----------------------------------------------------
                            Virginia R. Holt, individually and as Voting
                            Trustee under the Voting Trust Agreement and as Trustee of (i) the Virginia R. Holt Trust dated 8/22/73, (ii) the Amanda Mary Holt 1989 Trust,
                            (iii) the Laura Elizabeth Holt 1989 Trust, (iv) the Jenna Christine Holt 1997 Trust dated 7/23/97 and (v) the John Douglas Holt 1997 Trust dated
                            7/23/97

                      ROBERTS FAMILY VOTING TRUST AGREEMENT


                        VOTING AND TENDERING INSTRUCTIONS


TO: Charles C. Roberts, Mary R. Roberts, Douglas C. Roberts, Virginia R. Holt and John T. Roberts, as Voting Trustees (and any successor or additional voting trustees) under the Roberts Family Voting Trust Agreement dated as of January 31, 1996 (the "Voting Trust Agreement")

         Pursuant to Sections 5 and 7 of the Voting Trust Agreement, you are hereby instructed as follows with respect to all shares of Class A Common Stock of DEKALB Genetics Corporation (the "Company") held by you on behalf of the undersigned on the date hereof under the Voting Trust Agreement (the "Subject Shares"): (a) at any duly noticed meeting of the stockholders of the Company called to vote upon the Merger Agreement, dated as of the date hereof, by and among the Company, Monsanto Company and Corn Acquisition Corporation (the "Merger Agreement") and the transactions contemplated thereby or at any adjournment thereof or in any other circumstances under which a vote, consent or approval (including by written consent) with respect to the Merger Agreement and the transactions contemplated thereby is sought, to vote all of the Subject Shares in favor of the approval and adoption of the Merger Agreement and the transactions contemplated thereby; (b) to be present (in person or by proxy) at any duly noticed meeting of stockholders of the Company or any adjournment thereof or in any other circumstances under which the vote, consent or other approval of the stockholders of the Company is sought with respect to any Business Combination (as defined in the Stockholders Agreement (as defined below)) other than the Merger (as defined in the Merger Agreement) and to vote (or cause to be voted) all of the Subject Shares against any such Business Combination; and (c) to tender as soon as practicable (and in any event not later than two business days prior to the first scheduled expiration date of the Offer (as defined in the Merger Agreement)) all of the Subject Shares pursuant to the Offer and not to withdraw such tender of the Subject Shares.

         These Instructions are the instructions of the undersigned referred to in Sections 1.1 and 2.2 of the Stockholders Agreement, dated as of the date hereof (the "Stockholders

Agreement"), among Monsanto Company, the undersigned, the other holders of trust certificates under the Voting Trust Agreement and the Voting Trustees under the Voting Trust Agreement.

         These instructions are irrevocable and are binding upon the successors and assigns of the undersigned.

         Dated:  May 8, 1998.

                            TERRANCE K. HOLT



                            /s/ Terrance K. Holt
                            ----------------------------------------------------
                            Terrance K. Holt, individually and as Trustee of
                            (i) the Amanda Mary Holt Trust dated 12/6/85
                            and (ii) the Virginia Roberts Holt 1998 Annuity
                            Trust

                      ROBERTS FAMILY VOTING TRUST AGREEMENT

                        VOTING AND TENDERING INSTRUCTIONS


TO: Charles C. Roberts, Mary R. Roberts, Douglas C. Roberts, Virginia R. Holt and John T. Roberts, as Voting Trustees (and any successor or additional voting trustees) under the Roberts Family Voting Trust Agreement dated as of January 31, 1996 (the "Voting Trust Agreement")

         Pursuant to Sections 5 and 7 of the Voting Trust Agreement, you are hereby instructed as follows with respect to all shares of Class A Common Stock of DEKALB Genetics Corporation (the "Company") held by you on behalf of the undersigned on the date hereof under the Voting Trust Agreement (the "Subject Shares"): (a) at any duly noticed meeting of the stockholders of the Company called to vote upon the Merger Agreement, dated as of the date hereof, by and among the Company, Monsanto Company and Corn Acquisition Corporation (the "Merger Agreement") and the transactions contemplated thereby or at any adjournment thereof or in any other circumstances under which a vote, consent or approval (including by written consent) with respect to the Merger Agreement and the transactions contemplated thereby is sought, to vote all of the Subject Shares in favor of the approval and adoption of the Merger Agreement and the transactions contemplated thereby; (b) to be present (in person or by proxy) at any duly noticed meeting of stockholders of the Company or any adjournment thereof or in any other circumstances under which the vote, consent or other approval of the stockholders of the Company is sought with respect to any Business Combination (as defined in the Stockholders Agreement (as defined below)) other than the Merger (as defined in the Merger Agreement) and to vote (or cause to be voted) all of the Subject Shares against any such Business Combination; and (c) to tender as soon as practicable (and in any event not later than two business days prior to the first scheduled expiration date of the Offer (as defined in the Merger Agreement)) all of the Subject Shares pursuant to the Offer and not to withdraw such tender of the Subject Shares.

         These Instructions are the instructions of the undersigned referred to in Sections 1.1 and 2.2 of the Stockholders Agreement, dated as of the date hereof (the "Stockholders

Agreement"), among Monsanto Company, the undersigned, the other holders of trust certificates under the Voting Trust Agreement and the Voting Trustees under the Voting Trust Agreement.

         These instructions are irrevocable and are binding upon the successors and assigns of the undersigned.

         Dated:  May 8, 1998.

                               CHARLES C. ROBERTS AND MARY R. ROBERTS



                               /s/ Charles C. Roberts
                               -------------------------------------------------



                               /s/ Mary R. Roberts
                               -------------------------------------------------
                               Charles C. Roberts and Mary R. Roberts,
                               individually and as Voting Trustees under the Voting Trust Agreement and as Trustees of (i)
                               the Charles C. and Mary R. Roberts Living Trust dated 10/15/91, (ii) the Trust F/B/O Douglas C. Roberts under Eleanor T. Roberts Charitable
                               Trust Agreement dated 12/21/67, (iii) the Trust F/B/O Virginia R. Holt under Eleanor T. Roberts Charitable Trust Agreement dated 12/21/67, and
                               (iv) the Trust F/B/O John T. Roberts under
                               Eleanor T. Roberts Charitable Trust Agreement dated 12/21/67

                                IRREVOCABLE PROXY

                                     to Vote

                              CLASS A COMMON STOCK

                                       of

                           DEKALB GENETICS CORPORATION


         The undersigned are the Voting Trustees under the Roberts Family Voting Trust Agreement, dated as of January 31, 1996 (the "Voting Trust Agreement"), and as such are the record owners of shares of Class A Common Stock of DEKALB Genetics Corporation, a Delaware corporation (the "Company"). The undersigned, in their capacities as such Voting Trustees, hereby irrevocably (to the fullest extent permitted by the General Corporation Law of the State of Delaware), appoint R. William Ide, III, Hendrick A. Verfaillie and the members of the Board of Directors of Monsanto Company, a Delaware corporation ("Parent"), and each of them, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting and related rights (to the full extent that the undersigned is entitled to do so) with respect to all of the Subject Shares (as such term is defined in the Stockholders Agreement (as defined below)) in accordance with the terms of this Proxy. Upon the execution of this Proxy by the undersigned, any and all prior proxies given by the undersigned with respect to any Subject Shares are hereby revoked and the undersigned agree not to grant any subsequent proxies with respect to the Subject Shares until after the Expiration Date (as defined below).

         This Proxy is irrevocable and coupled with an interest, is granted pursuant to that certain Stockholders Agreement, dated as of the date hereof, among Parent, the undersigned and the Registered Holders named therein (the "Stockholders Agreement"), and is granted in consideration of the Company, Corn Acquisition Corporation, a Delaware corporation ("Sub"), and Parent entering into that certain Agreement and Plan of Merger, dated as of the date hereof (the "Merger Agreement"). The Merger Agreement provides, among other things, for the merger (the "Merger") of Sub with and into the Company, with the Company becoming a wholly-owned subsidiary of Parent, all in accordance with the terms of the Merger Agreement. As used herein, the term "Expiration Date" shall mean the earlier to occur of (i) the termination of the Stockholders Agreement in accordance with its terms, or (ii) such date and time as the Merger shall have become effective in accordance with the terms and provisions of the Merger Agreement.

         The attorneys and proxies named above, and each of them, are hereby authorized and empowered by the undersigned stockholders, at any time prior to the Expiration Date, to act as the attorney and proxy of the undersigned to vote the Subject Shares (including, without limitation, the power to execute and deliver written consents) at every annual, special or adjourned meeting of the stockholders of the Company and in every written consent in lieu of such meeting and in any other circumstances under which a vote, consent or approval (including by written consent) of the stockholders of the Company is sought: (a) in favor of the adoption of the Merger Agreement and the transactions contemplated by the Merger Agreement; (b) against any action, proposal or agreement that could reasonably be expected to result in a breach in any material respect of any covenant, representation or warranty or any other obligation of the Company under the Merger Agreement, or which could reasonably be expected to result in any of the conditions set forth in Article VIII or Exhibit A of the Merger Agreement not being fulfilled; (c) against any Business Combination (as defined in the Stockholders Agreement) or any Takeover Proposal (as defined in the Merger Agreement), in either case other than the Merger, the Merger Agreement and the transactions contemplated thereby; and (d) against (i) any other extraordinary corporate transaction other than the Merger, the Merger Agreement and the transactions contemplated thereby, such as a merger, consolidation, business combination, reorganization, recapitalization or liquidation involving the Company or any of its subsidiaries, or a sale or transfer of a material amount of the assets of the Company or any of its subsidiaries or (ii) any other proposal or transaction not covered by the foregoing which would in any manner impede, frustrate, prevent, delay or nullify the Merger, the Merger Agreement or the transactions contemplated thereby. The attorneys and proxies named above may not exercise this Proxy on any other matter except as provided in clauses (a), (b), (c) and (d) above.

         Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

                               Dated:  May 8, 1998



                               /s/ Douglas C. Roberts
                               -------------------------------------------------
                               Douglas C. Roberts, as Voting Trustee under the
                                           Voting Trust Agreement



                               /s/ John T. Roberts
                               -------------------------------------------------
                               John T. Roberts, as Voting Trustee under the
                                           Voting Trust Agreement



                               /s/ Virgnia R. Holt
                               -------------------------------------------------
                               Virginia R. Holt, as Voting Trustee under the
                                           Voting Trust Agreement

                               /s/ Mary R. Roberts
                               -------------------------------------------------
                               Mary R. Roberts, as Voting Trustee under the
                                           Voting Trust Agreement




                               /s/ Charles C. Roberts
                               -------------------------------------------------
                               Charles C. Roberts, as Voting Trustee under the
                                           Voting Trust Agreement


                                       3